Balter European L/S Small Cap Fund

(the “Fund”)

Institutional Class (Symbol: BESMX)

Investor Class (Symbol: BESRX)

Supplement dated August 21, 2019

to the Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated March 1, 2019

The following provides new and additional information beyond that contained in the Fund’s current Prospectus and SAI and should be read in conjunction with the Fund’s current Prospectus and SAI.

At a meeting of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on July 25-26, 2019, the Board unanimously approved a new advisory agreement between the Trust, on behalf of the Fund, and F/m Investments, LLC (“F/m”), the proposed new adviser for the Fund (the “New Advisory Agreement”) and a new sub-advisory agreement with respect to the Fund between the F/m and S.W. Mitchell Capital (“SWMC”), the Fund’s current sub-adviser (the “New Sub-Advisory Agreement”). The Fund’s shareholders of record as of July 31, 2019, are being asked to approve the New Advisory Agreement and the New Sub-Advisory Agreement at a special meeting to be held on September 26, 2019. Information regarding these proposals and on F/m and SWMC may be found in the Fund’s proxy statement dated August 21, 2019 (the “Proxy Statement”).

Shareholders of record as of July 31, 2019, will receive the Proxy Statement soliciting their vote with respect to the proposals. The New Advisory Agreement and the New Sub-Advisory Agreement will become effective upon shareholder approval. The New Advisory Agreement and the New Sub-Advisory Agreement must be approved by a vote of the holders of a majority of the outstanding shares of the Fund as defined in the Investment Company Act of 1940, as amended.

If the New Advisory Agreement and the New Sub-Advisory Agreement are approved by shareholders, the Fund will change its name to the “F/m Investments European L/S Small Cap Fund,” effective immediately upon approval of those agreements.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated March 1, 2019, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-844-322-8112.